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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                              ---------------------


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                 March 23, 2002


                           Expressions Graphics, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
-------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation of organization)



            000-33439                                 88-0448389
--------------------------------         --------------------------------------
   (Commission File Number)               (IRS Employer Identification Number)



                             GSB Building, Suite 417
                         Bala Cynwyd, Pennsylvania        19004
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (610) 660-5906
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Item 2.  Acquisition or Disposition of Assets

Acquisition of Limited Partnership Interests in Knox Miss. Partners, L.P.
-------------------------------------------------------------------------

         On March 23, 2002, Expressions Graphics, Inc. (the "Company") acquired the sole limited partnership interest in Knox Miss. Partners, L.P., a Delaware limited partnership, for a capital contribution of $2,740,000. Knox Miss. Partners, L.P. was formed to acquire interests in gas, oil and mineral leases of properties located in Mississippi. Knox Miss. LLC, the general partner of Knox Miss. Partners, L.P., is managed by Mark Bush. Mr. Bush is the Chief Executive Officer of Touchstone Resources USA, Inc. On a fully diluted basis, the Company currently owns approximately 10% of the capital stock of Touchstone Resources, Ltd., the parent company of Touchstone Resources USA, Inc. The Company also acquired controlling voting membership interests in Knox Miss. LLC which entitle the Company to appoint the managers of Knox Miss. LLC. Pursuant to the terms of the Partnership agreement of Knox Miss. Partners, L.P., the limited partners are entitled to receive 99% of all cash generated by Knox Miss. Partners, L.P. from its operations or received from the disposition of its assets until such time as the limited partners have recovered their capital contributions. Subsequent to that date, the limited partners are entitled to receive 75% of all cash generated by Knox Miss. Partners, L.P. from its operations or received from the disposition of its assets.

         The Company obtained the funds used to purchase these assets from two private placements of its debt and equity securities in February and March 2002. These offerings generated aggregate gross proceeds of $14,150,000.

         On March 23, 2002, Knox Miss. Partners, L.P. entered into two Exploration Agreements, as follows:

         Exploration Agreement Covering Livingston Transform Area
         --------------------------------------------------------

         On March 23, 2002, Knox Miss. Partners, L.P. entered into an Exploration Agreement with SK Exploration, Inc. to jointly cooperate and participate in the exploration and development of oil, gas and mineral leases located in Webster, Clay, Chickasaw, Calhoun and Grenada Counties, Mississippi (the "Livingston Transform Area"). In exchange for a total purchase price of $2,230,000, $1,805,000 of which was paid at closing and $425,000 of which is due on or before January 1, 2003, SK Exploration, Inc. assigned to Knox Miss. Partners, L.P. an undivided 50% interest in Oil, Gas and Mineral Leases owned and held by SK Exploration, Inc. consisting of 14,000 net mineral acres within the Livingston Transform Area.

         As part of the ongoing exploration and development of the Livingston Transform Area, SK Exploration, Inc. anticipates acquiring approximately an additional 10,000 net mineral acres located within the Clarkston and Lewisville Prospects. Within 30 days of any such acquisition, SK Exploration, Inc. is obligated to assign an undivided 50% interest in these additional acres to Knox Miss. Partners, L.P.

         Upon any joint sale by the parties of any of their ownership interests in the Livingston Transform Area, Knox Miss. Partners, L.P. is entitled to receive the first $850,000 of the proceeds, provided that, if the sale occurs prior to the date that the second installment of the purchase price is due from Knox Miss. Partners, L.P., then Knox Miss. Partners, L.P. is entitled to receive the first $425,000 of the proceeds and will be relieved of its obligation to fund the second installment of the purchase price.

                                       2
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         Exploration Agreement Covering Longview and Osborn Prospects
         ------------------------------------------------------------

         On March 23, 2002, Knox Miss. Partners, L.P. entered into an Exploration Agreement with SKH Energy Partners II, L.P. to jointly cooperate and participate in the exploration and development of oil, gas and mineral leases located in Oktibbeha County, Mississippi (the "Longview and Osborn Prospects"). In exchange for a purchase price of $475,000, SKH Energy Partners II, L.P. assigned to Knox Miss. Partners, L.P. an undivided 50% interest in Oil, Gas and Mineral Leases owned and held by SKH Energy Partners II, L.P. consisting of 9,000 net mineral acres within the Longview and Osborn Prospects.

         As part of the ongoing exploration and development of the Longview and Osborn Prospects, SKH Energy Partners II, L.P. anticipates acquiring approximately an additional 3,000 net mineral acres located within the Clarkston and Lewisville Prospects. Within 30 days of any such acquisition, SK Exploration, Inc. is obligated to assign an undivided 50% interest in these additional acres to Knox Miss. Partners, L.P.

         All operations in both the Livingston Transform Area and the Clarkston and Lewisville Prospects will be conducted in accordance with the provisions of Joint Operating Agreements between the parties. These Joint Operating Agreements shall be in a standard industry form with minor modifications as agreed to by the parties. Knox Miss. Partners, L.P. shall be named as the operator in each of the Joint Operating Agreements. Subsequent to one year after the date of the Exploration Agreements, if either party to the relevant Exploration Agreement elects to drill an Initial Prospect Exploratory Well, then, depending on the results of the drilling activities, if the other party to the Exploration Agreement elects not to participate in the drilling activities, it may be obligated to relinquish to the participating party:

         o its interest or right to earn or acquire an interest in the producing unit established for the Initial Prospect Exploratory Well, and

         o a portion of its interest or right to earn or acquire an interest in the remainder of the Prospect Area depending on the results of the drilling activities.











                                       3
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              10.1 Exploration Agreement dated March 23, 2002 by and between SK Exploration, Inc. and Knox Miss. Partners, L.P.

              10.2 Exploration Agreement dated March 23, 2002 by and between SKH Energy Partners II, L.P. and Knox Miss. Partners, L.P.































                                       4
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EXPRESSIONS GRAPHICS, INC.
                                   Registrant


                                   By: /s/ Stephen P. Harrington
                                       --------------------------------
                                       President


Date:  April 8, 2002